UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

       QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
                               INVESTMENT COMPANY

                  Investment Company Act file number 811-21842
                                                    -----------

                   First Trust Strategic High Income Fund II
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                    Date of reporting period: July 31, 2014
                                             ---------------

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SCHEDULE OF INVESTMENTS. The Schedule of Investments is attached herewith.


FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS
JULY 31, 2014 (UNAUDITED)

   PRINCIPAL                                                         STATED            STATED
     VALUE                      DESCRIPTION                          COUPON           MATURITY          VALUE
----------------  ----------------------------------------------  --------------  ---------------  --------------
CORPORATE BONDS AND NOTES - 93.9%

                  AUTOMOTIVE - 4.3%
$      1,275,000  American Axle & Manufacturing, Inc. ..........      6.25%          03/15/21      $    1,357,875
       1,050,000  American Axle & Manufacturing, Inc. ..........      6.63%          10/15/22           1,136,625
       1,750,000  Chrysler Group LLC/Chrysler Group Co-Issuer,
                     Inc. (a)...................................      8.25%          06/15/21           1,933,750
       1,500,000  Ford Motor Co. (a)............................      6.50%          08/01/18           1,743,681
                                                                                                   --------------
                                                                                                        6,171,931
                                                                                                   --------------

                  BASIC INDUSTRY - 12.1%
         800,000  Alpha Natural Resources, Inc. (b).............      7.50%          08/01/20             740,000
       2,075,000  Alpha Natural Resources, Inc. (a).............      6.25%          06/01/21           1,359,125
       3,275,000  Arch Coal, Inc. (a)...........................      7.25%          06/15/21           2,145,125
       1,750,000  Associated Materials LLC/AMH New Finance,
                     Inc. (a)...................................      9.13%          11/01/17           1,747,812
         500,000  Building Materials Corp. of America (b).......      6.75%          05/01/21             534,375
       2,450,000  Hexion US Finance Corp. (a)...................      9.00%          11/15/20           2,450,000
       1,100,000  Huntsman International LLC (a)................      8.63%          03/15/21           1,201,750
         500,000  Ply Gem Industries, Inc. (b)..................      6.50%          02/01/22             469,375
       1,540,000  Polymer Group, Inc. (a).......................      7.75%          02/01/19           1,624,700
       1,000,000  Steel Dynamics, Inc. (a)......................      7.63%          03/15/20           1,065,000
       2,100,000  USG Corp. (a) (c).............................      9.75%          01/15/18           2,472,750
       1,650,000  Xerium Technologies, Inc. (a).................      8.88%          06/15/18           1,752,094
                                                                                                   --------------
                                                                                                       17,562,106
                                                                                                   --------------

                  CAPITAL GOODS - 4.4%
       1,700,000  Crown Cork & Seal Co., Inc. (a)...............      7.38%          12/15/26           1,891,250
       1,755,000  Mueller Water Products, Inc. (a)..............      7.38%          06/01/17           1,785,713
         590,000  Tekni-Plex, Inc. (b)..........................      9.75%          06/01/19             647,525
         650,000  Terex Corp. ..................................      6.50%          04/01/20             693,875
       1,350,000  Terex Corp. (a)...............................      6.00%          05/15/21           1,420,875
                                                                                                   --------------
                                                                                                        6,439,238
                                                                                                   --------------

                  CONSUMER CYCLICAL - 6.4%
       2,000,000  ACCO Brands Corp. (a).........................      6.75%          04/30/20           2,090,000
       1,775,000  L Brands, Inc. (a)............................      7.60%          07/15/37           1,961,375
       1,750,000  Levi Strauss & Co. (a)........................      7.63%          05/15/20           1,863,750
       1,140,000  Michaels Stores, Inc. (a).....................      7.75%          11/01/18           1,189,162
       2,100,000  Reynolds Group Issuer, Inc. (a)...............      9.00%          04/15/19           2,199,750
                                                                                                   --------------
                                                                                                        9,304,037
                                                                                                   --------------

                  CONSUMER NON-CYCLICAL - 4.0%
       1,800,000  New Albertsons, Inc. (a)......................      7.75%          06/15/26           1,764,000
       1,850,000  Post Holdings, Inc. (a).......................      7.38%          02/15/22           1,974,875
       1,900,000  Roundy's Supermarkets, Inc. (a) (b)...........     10.25%          12/15/20           1,995,000
                                                                                                   --------------
                                                                                                        5,733,875
                                                                                                   --------------

                  ENERGY - 17.4%
       2,100,000  Atlas Pipeline Partners LP/Atlas Pipeline
                     Finance Corp. (a)..........................      5.88%          08/01/23           2,073,750
       1,750,000  Breitburn Energy Partners LP/Breitburn Finance
                     Corp. (a)..................................      8.63%          10/15/20           1,890,000


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

   PRINCIPAL                                                         STATED            STATED
     VALUE                      DESCRIPTION                          COUPON           MATURITY          VALUE
----------------  ----------------------------------------------  --------------  ---------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  ENERGY (CONTINUED)
$        250,000  Breitburn Energy Partners LP/Breitburn Finance
                     Corp. .....................................      7.88%          04/15/22      $      262,500
       1,925,000  Calfrac Holdings LP (a) (b)...................      7.50%          12/01/20           2,040,500
       2,410,000  EV Energy Partners LP/EV Energy Finance
                     Corp. (a)..................................      8.00%          04/15/19           2,530,500
       1,850,000  Ferrellgas Partners LP/Ferrellgas Partners
                     Finance Corp. (a)..........................      8.63%          06/15/20           1,951,750
       1,000,000  Global Partners LP/GLP Finance Corp. (b)......      6.25%          07/15/22             993,750
         816,163  GMX Resources, Inc. (a) (d) (e)...............     11.00%          12/01/17             701,900
       1,700,000  Hilcorp Energy I LP/Hilcorp Finance
                     Co. (a) (b)................................      8.00%          02/15/20           1,819,000
       1,000,000  ION Geophysical Corp. ........................      8.13%          05/15/18           1,010,000
       1,750,000  Key Energy Services, Inc. (a).................      6.75%          03/01/21           1,793,750
         950,000  Linn Energy LLC/Linn Energy Finance Corp.
                     (a)........................................      8.63%          04/15/20           1,008,188
         800,000  Linn Energy LLC/Linn Energy Finance Corp. ....      7.75%          02/01/21             842,000
       1,275,000  Pioneer Natural Resources Co. (a).............      6.65%          03/15/17           1,441,999
       1,300,000  RKI Exploration & Production LLC/RKI Finance
                     Corp. (b)..................................      8.50%          08/01/21           1,397,500
       1,000,000  Tesoro Logistics L.P./Tesoro Logistics Finance
                     Corp. .....................................      6.13%          10/15/21           1,045,000
       2,100,000  Venoco, Inc. (a)..............................      8.88%          02/15/19           2,047,500
         415,000  W&T Offshore, Inc. ...........................      8.50%          06/15/19             444,050
                                                                                                   --------------
                                                                                                       25,293,637
                                                                                                   --------------

                  HEALTHCARE - 7.9%
       1,925,000  CHS/Community Health Systems, Inc. (a)........      7.13%          07/15/20           2,057,344
       1,375,000  DJO Finance LLC/DJO Finance Corp. (a).........      9.88%          04/15/18           1,457,500
       1,750,000  HCA, Inc. (a).................................      8.00%          10/01/18           2,040,937
       1,000,000  HCA, Inc. ....................................      5.88%          05/01/23           1,032,500
       1,045,000  inVentiv Health, Inc. (b).....................     11.00%          08/15/18             948,338
       1,725,000  Jaguar Holdings Co./Merger (a) (b)............      9.50%          12/01/19           1,871,625
       2,000,000  Kindred Healthcare, Inc. (b)..................      6.38%          04/15/22           1,990,000
                                                                                                   --------------
                                                                                                       11,398,244
                                                                                                   --------------

                  MEDIA - 6.5%
       1,850,000  Cablevision Systems Corp. (a).................      8.63%          09/15/17           2,113,625
       1,700,000  CCO Holdings LLC/CCO Holdings Capital Corp.
                     (a)........................................      8.13%          04/30/20           1,816,875
       1,700,000  Clear Channel Communications, Inc. (a)........      9.00%          03/01/21           1,763,750
       1,850,000  Cumulus Media Holdings, Inc. (a)..............      7.75%          05/01/19           1,903,187
       1,750,000  Mediacom LLC/Mediacom Capital Corp. (a).......      9.13%          08/15/19           1,836,013
                                                                                                   --------------
                                                                                                        9,433,450
                                                                                                   --------------

                  REAL ESTATE - 1.3%
       1,750,000  Realogy Corp. (a) (b).........................      7.88%          02/15/19           1,855,000
                                                                                                   --------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

   PRINCIPAL                                                         STATED            STATED
     VALUE                      DESCRIPTION                          COUPON           MATURITY          VALUE
----------------  ----------------------------------------------  --------------  ---------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  SERVICES - 15.6%
$      1,000,000  Avis Budget Car Rental LLC/Avis Budget
                     Finance, Inc. .............................      5.50%          04/01/23      $    1,005,000
       2,000,000  Boyd Gaming Corp. (a).........................      9.00%          07/01/20           2,147,500
       2,550,000  Casella Waste Systems, Inc. (a)...............      7.75%          02/15/19           2,639,250
       1,950,000  Chester Downs & Marina LLC (a) (b)............      9.25%          02/01/20           1,862,250
       1,550,000  GLP Capital LP/GLP Financing II, Inc. (b).....      5.38%          11/01/23           1,587,781
       1,475,000  Iron Mountain, Inc. (a).......................      6.00%          08/15/23           1,545,063
         250,000  Jurassic Holdings III (b).....................      6.88%          02/15/21             249,375
       1,300,000  MGM Resorts International (a).................      7.63%          01/15/17           1,439,750
       1,786,979  MTR Gaming Group, Inc. (a)....................     11.50%          08/01/19           1,983,546
       1,250,000  National Cinemedia LLC .......................      6.00%          04/15/22           1,296,875
       1,725,000  Palace Entertainment Holdings LLC/Palace
                     Entertainment Holdings Corp. (a) (b).......      8.88%          04/15/17           1,792,922
       2,100,000  Pulte Group, Inc. (a).........................      6.38%          05/15/33           2,105,250
       1,000,000  Sotheby's (b).................................      5.25%          10/01/22             982,500
         875,000  United Rentals North America, Inc. ...........      8.25%          02/01/21             959,219
         900,000  United Rentals North America, Inc. ...........      7.63%          04/15/22             996,750
                                                                                                   --------------
                                                                                                       22,593,031
                                                                                                   --------------

                  TECHNOLOGY & ELECTRONICS - 2.2%
         500,000  CyrusOne LP/CyrusOne Finance Corp. ...........      6.38%          11/15/22             530,000
       1,570,000  First Data Corp. (a)..........................     11.25%          01/15/21           1,781,950
         893,000  Freescale Semiconductor, Inc. (a).............      8.05%          02/01/20             951,045
                                                                                                   --------------
                                                                                                        3,262,995
                                                                                                   --------------

                  TELECOMMUNICATIONS - 11.8%
       2,000,000  Centurylink, Inc. (a).........................      7.65%          03/15/42           2,020,000
       2,000,000  Cincinnati Bell, Inc. (a).....................      8.75%          03/15/18           2,097,000
       1,200,000  Fairpoint Communications, Inc. (b)............      8.75%          08/15/19           1,290,000
       1,750,000  Frontier Communications Corp. (a).............      7.13%          03/15/19           1,942,500
         900,000  Frontier Communications Corp. ................      7.13%          01/15/23             936,000
         500,000  Frontier Communications Corp. ................      6.88%          07/15/28             507,500
       1,750,000  Level 3 Communications, Inc. (a)..............      8.88%          06/01/19           1,898,750
         475,000  Level 3 Financing, Inc. (b)...................      6.13%          01/15/21             493,406
       1,700,000  PAETEC Holding Corp. (a)......................      9.88%          12/01/18           1,814,325
       1,875,000  T-Mobile USA, Inc. (a)........................      6.63%          04/01/23           1,978,125
       1,925,000  Windstream Corp. (a)..........................      7.50%          06/01/22           2,081,406
                                                                                                   --------------
                                                                                                       17,059,012
                                                                                                   --------------
                  TOTAL CORPORATE BONDS AND NOTES................................................     136,106,556
                  (Cost $131,127,424)                                                              --------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

   PRINCIPAL
     VALUE
     (LOCAL                                                           STATED           STATED          VALUE
   CURRENCY)                       DESCRIPTION                        COUPON          MATURITY      (US DOLLARS)
----------------  ----------------------------------------------  --------------  ---------------  --------------
FOREIGN CORPORATE BONDS AND NOTES - 18.0%

                  AUTOMOTIVE - 2.1%
$      1,300,000  Jaguar Land Rover PLC (USD) (b)...............      8.13%          05/15/21      $    1,446,250
       1,117,997  Servus Luxembourg Holding S.C.A. (EUR) (b)....      7.75%          06/15/18           1,599,972
                                                                                                   --------------
                                                                                                        3,046,222
                                                                                                   --------------

                  BASIC INDUSTRY - 5.3%
       1,540,000  Cascades, Inc. (USD) (a)......................      7.88%          01/15/20           1,638,175
       1,000,000  Cascades, Inc. (USD) (a) (b)..................      5.50%          07/15/22             991,250
       1,150,000  FMG Resources (August 2006) Pty Ltd.
                     (USD) (a) (b)..............................      6.88%          04/01/22           1,227,625
       1,750,000  Masonite International Corp. (USD) (a) (b)....      8.25%          04/15/21           1,881,250
       1,775,000  Tembec Industries, Inc. (USD) (a).............     11.25%          12/15/18           1,912,563
                                                                                                   --------------
                                                                                                        7,650,863
                                                                                                   --------------

                  CAPITAL GOODS - 3.8%
       2,000,000  Ardagh Packaging Finance PLC/Ardagh Holdings
                     USA, Inc. (USD) (a) (b)....................      6.75%          01/31/21           2,000,000
       1,000,000  INEOS Group Holdings S.A. (USD) (b)...........      5.88%          02/15/19           1,012,500
         800,000  KraussMaffei Group GmbH (EUR) ................      8.75%          12/15/20           1,199,786
       1,283,000  Trinseo Materials Operating S.C.A./Trinseo
                     Materials Finance, (USD) (a)...............      8.75%          02/01/19           1,353,565
                                                                                                   --------------
                                                                                                        5,565,851
                                                                                                   --------------

                  ENERGY - 2.3%
         645,000  Precision Drilling Corp. (USD) ...............      6.63%          11/15/20             677,250
         700,000  Puma International Financing S.A. (USD) (b)...      6.75%          02/01/21             725,375
       2,000,000  Teekay Offshore Partners LP/Teekay Offshore
                     Finance Corp. (USD) (a)....................      6.00%          07/30/19           1,990,000
                                                                                                   --------------
                                                                                                        3,392,625
                                                                                                   --------------

                  MEDIA - 0.5%
         625,000  Altice S.A. (USD) (b).........................      7.75%          05/15/22             640,625
                                                                                                   --------------

                  SERVICES - 0.7%
         700,000  Bilbao Luxembourg S.A. (EUR) (f)..............     10.50%          12/01/18           1,007,820
                                                                                                   --------------

                  TECHNOLOGY & ELECTRONICS - 1.4%
       1,500,000  Legrand France S.A. (USD) (a).................      8.50%          02/15/25           2,086,179
                                                                                                   --------------

                  TELECOMMUNICATIONS - 1.9%
       1,900,000  Intelsat Luxembourg S.A. (USD) (a)............      7.75%          06/01/21           1,949,875
         700,000  Wind Acquisition Finance S.A. (USD) (b).......      7.38%          04/23/21             731,500
                                                                                                   --------------
                                                                                                        2,681,375
                                                                                                   --------------
                  TOTAL FOREIGN CORPORATE BONDS AND NOTES........................................      26,071,560
                  (Cost $25,261,241)                                                               --------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

   PRINCIPAL                                                          STATED           STATED          VALUE
     VALUE                         DESCRIPTION                        COUPON          MATURITY      (US DOLLARS)
----------------  ----------------------------------------------  --------------  ---------------  --------------
MORTGAGE-BACKED SECURITIES - 9.7%

                  COLLATERALIZED MORTGAGE OBLIGATIONS - 8.0%
                  Citicorp Mortgage Securities, Inc.
$      1,938,607     Series 2007-2, Class 1A3 ..................      6.00%          02/25/37      $    2,045,667
                  Countrywide Alternative Loan Trust
       1,023,809     Series 2006-29T1, Class 2A6 ...............      6.50%          10/25/36             944,293
         158,568     Series 2007-11T1, Class A37 (g)............     39.09%          05/25/37             280,113
       1,154,347     Series 2007-OA3, Class 1A1 (g) ............      0.30%          04/25/47             984,553
                  Countrywide Home Loan Mortgage Pass-Through
                     Trust
         213,817     Series 2006-21, Class A8 ..................      5.75%          02/25/37             201,232
                  HarborView Mortgage Loan Trust
       1,025,873     Series 2005-9, Class B10 (g) (h)...........      1.91%          06/20/35                  10
                  Home Equity Asset Trust
       1,190,000     Series 2006-4, Class 2A4 (g) ..............      0.44%          08/25/36           1,010,599
       1,261,000     Series 2006-7, Class 2A3 (g) ..............      0.31%          01/25/37             893,286
                  Nomura Resecuritization Trust
           6,856     Series 2014-1R, Class 2A6 (b)..............      (i)            02/25/37                   1
       2,757,000     Series 2014-1R, Class 2A11 (b) (g).........      0.29%          02/25/37           1,240,650
                  Residential Accredit Loans, Inc.
         170,409     Series 2007-Q56, Class A2 (g)..............     54.29%          04/25/37             389,611
                  Securitized Asset Backed Receivables LLC Trust
       1,357,022     Series 2007, Class BR4 (g) ................      0.36%          05/25/37             908,521
       1,791,112     Series 2007-BR3, Class A2B (g) ............      0.38%          04/25/37           1,228,830
                  Washington Mutual Alternative Mortgage Pass-
                     Through Certificates
          50,498     Series 2007-5, Class A11 (g)...............     38.55%          06/25/37              89,756
                  Wells Fargo Mortgage Backed Securities Trust
         788,606     Series 2006-8, Class A15 ..................      6.00%          07/25/36             800,760
         278,538     Series 2006-AR1, Class 2A5 (g).............      5.36%          03/25/36             279,548
         294,268     Series 2007-8, Class 2A2 ..................      6.00%          07/25/37             291,984
                                                                                                   --------------
                                                                                                       11,589,414
                                                                                                   --------------

                  COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.7%
                  Banc of America Large Loan, Inc.
       1,548,035     Series 2005-MIB1, Class L (g) (h) (j)......      3.16%          03/15/22             136,862
                  Greenwich Capital Commercial Funding Corp.
       1,180,000     Series 2007-GG11, Class AJ (g).............      6.26%          12/10/49           1,250,670
                  Vornado DP LLC
         930,000     Series 2010-VNO, Class D (b)...............      6.36%          09/13/28           1,076,884
                                                                                                   --------------
                                                                                                        2,464,416
                                                                                                   --------------
                  TOTAL MORTGAGE-BACKED SECURITIES...............................................      14,053,830
                  (Cost $12,760,049)                                                               --------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

   PRINCIPAL                                                          STATED           STATED          VALUE
     VALUE                         DESCRIPTION                        COUPON          MATURITY      (US DOLLARS)
----------------  ----------------------------------------------  --------------  ---------------  --------------
ASSET-BACKED SECURITIES - 5.1%
                  Ace Securities Corp.
$        990,624     Series 2003-MH1, Class A4 (b)..............      6.50%          08/15/30      $    1,056,770
                  BankAmerica Manufactured Housing Contract
                     Trust II
       2,300,000     Series 1997-1, Class B1 (h)................      6.94%          06/10/21           2,662,420
                  Bombardier Capital Mortgage Securitization
                     Corp.
         274,797     Series 1999-B, Class A1B ..................      6.61%          12/15/29             153,748
                  Citigroup Mortgage Loan Trust, Inc.
       2,301,000     Series 2003-HE3, Class M4 (g)..............      3.16%          12/25/33           1,143,763
                  Green Tree Financial Corp.
          82,334     Series 1997-4, Class B1 ...................      7.23%          02/15/29               5,914
         689,381     Series 1998-4, Class M1 ...................      6.83%          04/01/30             448,482
       1,383,774     Series 1999-3, Class M1 ...................      6.96%          02/01/31              91,546
                  GSAMP Trust
       2,910,530     Series 2006-S5, Class A1 (g)...............      0.34%          09/25/36              91,382
                  IMC Home Equity Loan Trust
       2,091,712     Series 1997-3, Class B ....................      7.87%          08/20/28           1,101,552
       2,216,913     Series 1997-5, Class B (h).................      7.59%          11/20/28             471,920
                  Oakwood Mortgage Investors, Inc.
         715,388     Series 1999-B, Class M1 ...................      7.18%          12/15/26             241,898
                                                                                                   --------------
                  TOTAL ASSET-BACKED SECURITIES..................................................       7,469,395
                  (Cost $5,745,881)                                                                --------------

SENIOR FLOATING-RATE LOAN INTERESTS - 2.7%

                  CONSUMER NON-CYCLICAL - 0.5%
         668,271  Albertsons, Inc., Term Loan B-1 (g)...........      4.75%          02/27/16             667,857
                                                                                                   --------------

                  FOOD & STAPLES RETAILING - 0.4%
         548,625  Roundy's Supermarkets, Tranche B Term
                     Loan (g)...................................      5.75%          02/21/21             544,680
                                                                                                   --------------

                  SERVICES - 0.7%
       1,000,000  Caesars Growth Properties, LLC, Term
                     Loan B (g).................................      6.25%          04/15/21             999,860
                                                                                                   --------------

                  TELECOMMUNICATIONS - 0.7%
         987,500  Fairpoint Communications, Inc., Term
                     Loan (g)...................................      7.50%          02/14/19           1,016,967
                                                                                                   --------------

                  UTILITY - 0.4%
         834,744  Texas Competitive Electric Holdings Co., LLC,
                     Tranche B2 (e) (g).........................      4.65%          10/10/17             634,823
                                                                                                   --------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS......................................       3,864,187
                  (Cost $4,012,927)                                                                --------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

     SHARES                                       DESCRIPTION                                           VALUE
----------------  -------------------------------------------------------------------------------  --------------
COMMON STOCKS - 2.6%

                  AUTOMOTIVE - 0.4%
          33,500  Ford Motor Co..................................................................  $      570,170
                                                                                                   --------------

                  BASIC INDUSTRY - 0.4%
          94,150  Cascades, Inc..................................................................         575,080
                                                                                                   --------------

                  INDUSTRIAL CONGLOMERATES - 0.3%
          20,275  General Electric Co............................................................         509,916
                                                                                                   --------------

                  SERVICES - 0.3%
          13,250  Iron Mountain, Inc.............................................................         444,008
                                                                                                   --------------

                  TELECOMMUNICATIONS - 0.8%
         170,934  Frontier Communications Corp...................................................       1,119,618
                                                                                                   --------------

                  UTILITY - 0.4%
          36,000  AES Corp.......................................................................         525,960
                                                                                                   --------------
                  TOTAL COMMON STOCKS............................................................       3,744,752
                  (Cost $3,212,665)                                                                --------------

MASTER LIMITED PARTNERSHIPS - 0.1%

                  ENERGY - 0.1%
           4,411  EV Energy Partners, LP.........................................................         161,707
                                                                                                   --------------
                  TOTAL MASTER LIMITED PARTNERSHIPS..............................................         161,707
                                                                                                   --------------
                  (Cost $150,804)

PREFERRED SECURITIES - 0.1%
           3,500  Independence III CDO, Ltd., Series 3A, Class PS (i) (j)........................           3,500
           4,000  Soloso CDO, Ltd., Series 2005-1 (i) (j)........................................          40,000
           9,000  White Marlin CDO, Ltd., Series AI (d) (i) (j)..................................          45,000
                                                                                                   --------------
                  TOTAL PREFERRED SECURITIES.....................................................          88,500
                  (Cost $0)                                                                        --------------


   PRINCIPAL                                                          STATED           STATED          VALUE
     VALUE                         DESCRIPTION                        COUPON          MATURITY      (US DOLLARS)
----------------  ----------------------------------------------  --------------  ---------------  --------------
STRUCTURED NOTES - 0.0%
$      5,750,000  Preferred Term Securities XXV, Ltd. (j).......       (i)           06/22/37                 575
       2,500,000  Preferred Term Securities XXVI, Ltd.
                     Subordinated Note (j)......................       (i)           09/22/37                 250
                                                                                                   --------------
                  TOTAL STRUCTURED NOTES.........................................................             825
                  (Cost $0)                                                                        --------------

                  TOTAL INVESTMENTS - 132.2%.....................................................     191,561,312
                  (Cost $182,270,991) (k)

                  OUTSTANDING LOAN - (35.4%).....................................................     (51,350,000)

                  NET OTHER ASSETS AND LIABILITIES - 3.2%........................................       4,710,925
                                                                                                   --------------
                  NET ASSETS - 100.0%............................................................  $  144,922,237
                                                                                                   ==============


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)


---------------------------------------
(a) All or a portion of this security serves as collateral on the outstanding loan.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Brookfield Investment Management Inc., the Fund's sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2014, securities noted as such amounted to $41,190,874 or 28.42% of net assets.

(c) Multi-Step Coupon Bond - Coupon steps up or down based upon ratings changes by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. The interest rate shown reflects the rate in effect at July 31, 2014.

(d)   The issuer is in default. Income is not being accrued.

(e)   This borrower has filed for protection in federal bankruptcy court.

(f) This security is a Payment-in-Kind ("PIK") Toggle Note whereby the issuer may, at its option, elect to pay interest in cash at the stated coupon or in PIK at 11.25%. This security paid interest in cash.

(g) Floating rate security. The interest rate shown reflects the rate in effect at July 31, 2014.

(h)   Security missed one or more of its interest payments.

(i)   Zero coupon security.

(j) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Quarterly Portfolio of Investments).

(k) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of July 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $12,121,543 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,831,222.

CDO   Collateralized Debt Obligation
CAN   Canadian Dollar
EUR   Euro
USD   United States Dollar

---------------------------------------
VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of July 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Quarterly Portfolio of Investments):

                                                  ASSETS TABLE
                                                                                    LEVEL 2         LEVEL 3
                                                     TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                   VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                        7/31/2014        PRICES          INPUTS           INPUTS
----------------------------------------------  ---------------  -------------  ---------------  --------------
Corporate Bonds and Notes*....................  $   136,106,556  $          --  $   136,106,556  $           --
Foreign Corporate Bonds and Notes*............       26,071,560             --       26,071,560              --
Mortgage-Backed Securities:
     Collateralized Mortgage Obligations......       11,589,414             --       11,589,414              --
     Commercial Mortgage-Backed Securities....        2,464,416             --        2,464,416              --
Asset-Backed Securities.......................        7,469,395             --        7,469,395              --
Senior Floating-Rate Loan Interests*..........        3,864,187             --        3,864,187              --
Common Stocks*................................        3,744,752      3,744,752               --              --
Master Limited Partnerships*..................          161,707        161,707               --              --
Preferred Securities..........................           88,500             --               --          88,500
Structured Notes..............................              825             --              825              --
                                                ---------------  -------------  ---------------  --------------
Total Investments.............................      191,561,312      3,906,459      187,566,353          88,500
Forward Foreign Currency Contracts**..........          158,800             --          158,800              --
                                                ---------------  -------------  ---------------  --------------
Total.........................................  $   191,720,112  $   3,906,459  $   187,725,153  $       88,500
                                                ===============  =============  ===============  ==============


                                               LIABILITIES TABLE
                                                                                    LEVEL 2         LEVEL 3
                                                     TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                   VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                   7/31/2014        PRICES          INPUTS           INPUTS
                                                ---------------  -------------  ---------------  --------------
Forward Foreign Currency Contracts**..........  $       (29,478) $          --  $       (29,478) $           --
                                                ===============  =============  ===============  ==============



*  See Portfolio of Investments for industry breakout.

** See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2014.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented. BEGINNING BALANCE AT OCTOBER 31, 2013Preferred Securities$88,500Net Realized Gain (Loss)--Net Change in Unrealized Appreciation/Depreciation--Purchases--Sales--Transfers In--Transfers Out--ENDING
BALANCE AT JULY 31, 2014Preferred Securities88,500Total Level 3 holdings$88,500

There was no net change in unrealized appreciation (depreciation) from Level 3 investments held as of July 31, 2014.

                                      FORWARD FOREIGN CURRENCY CONTRACTS
                            ---------------------------------------------------------
                                                                         PURCHASE           SALE           UNREALIZED
SETTLEMENT                         AMOUNT               AMOUNT          VALUE AS OF      VALUE AS OF      APPRECIATION/
   DATE      COUNTERPARTY      PURCHASED (a)           SOLD (a)        JULY 31, 2014    JULY 31, 2014    (DEPRECIATION)
----------  --------------  -------------------  -------------------  ----------------  ----------------  --------------
08/18/14         BNYM         USD   5,497,596      EUR   3,986,773      $  5,497,596      $  5,338,796      $  158,800
08/18/14         BNYM         EUR   1,061,299      USD   1,443,600         1,421,214         1,443,600         (22,386)
08/18/14         BNYM         EUR     372,698      USD     505,914           499,090           505,914          (6,824)
08/18/14         BNYM         USD     518,442      CAN     565,829           518,442           518,710            (268)
                                                                                                          ------------
Net unrealized appreciation (depreciation)..............................................................    $  129,322
                                                                                                          ============


(a)   Please see Portfolio of Investments for currency description.

Counterparty Abbreviations:
      BNYM     Bank of New York Mellon

NOTES TO QUARTERLY PORTFOLIO OF INVESTMENTS

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           JULY 31, 2014 (UNAUDITED)


                                1. ORGANIZATION

First Trust Strategic High Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on January 18, 2006, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FHY on the New York Stock Exchange ("NYSE").

                     2. VALUATION AND INVESTMENT PRACTICES

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Fund's Board of Trustees and in accordance with provisions of the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. The Fund's investments are valued as follows:

      Corporate bonds, notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      The senior floating-rate loan interests ("Senior Loans")(1) held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. The third party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent pricing service.

      Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.


1 The terms "security" and "securities" used throughout the Notes to Quarterly Portfolio of Investments include Senior Loans.

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           JULY 31, 2014 (UNAUDITED)


Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of a security;

      4)    the financial statements of the issuer;

      5) the credit quality and cash flow of the issuer, based on the sub-advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

     11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and

     12)    other relevant factors.


The Fund invests a significant portion of its assets in below-investment grade debt securities, including structured finance securities and corporate bonds. Structured finance securities include: asset-backed securities, including home equity, manufactured housing, etc.; commercial mortgage-backed securities; residential mortgage-backed or private-label collateralized mortgage obligations; and collateralized debt obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of July 31, 2014, is included with the Fund's Portfolio of Investments.

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           JULY 31, 2014 (UNAUDITED)


B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The Fund invests in certain lower credit quality securitized assets (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), as well as interest-only securities, that have contractual cash flows. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status, and related interest income may be reduced by ceasing current accruals and amortization/accretion and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At July 31, 2014, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of July 31, 2014, the Fund held restricted securities as shown in the following table that Brookfield Investment Management Inc., the sub-advisor, has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                                                                    % OF
                                               ACQUISITION   PRINCIPAL                 CARRYING                      NET
SECURITY                                          DATE      VALUE/SHARES    PRICE        COST         VALUE         ASSETS
---------------------------------------------  -----------  ------------  ---------  ------------  ------------  ------------
Banc of America Large Loan, Inc.
   Series 2005-MIB1, Class L, 3.16%, 03/15/22    06/26/06    $ 1,548,035    $ 8.84     $ 300,887     $ 136,862       0.10%
Independence III CDO, Ltd.
   Series 3A, Class PS                           04/11/06          3,500      1.00            --         3,500       0.00**
Preferred Term Securities XXV, Ltd.
   Zero Coupon, 06/22/37                         03/27/07      5,750,000      0.00*           --           575       0.00**
Preferred Term Securities XXVI, Ltd.
   Subordinated Note, Zero Coupon, 09/22/37      06/06/07      2,500,000      0.00*           --           250       0.00**
Soloso CDO, Ltd., Series 2005-1                  04/24/06          4,000     10.00            --        40,000       0.03
White Marlin CDO, Ltd., Series AI                06/01/07          9,000      5.00            --        45,000       0.03
                                                                                     ------------  ------------  ------------
                                                                                       $ 300,887     $  226,187      0.16%
                                                                                     ============  ============  ============

*  Amount is less than $0.01.
** Amount is less than 0.01%.

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           JULY 31, 2014 (UNAUDITED)


D. INTEREST-ONLY SECURITIES:

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

E. COLLATERALIZED DEBT OBLIGATIONS:

A collateralized debt obligation ("CDO") is an asset-backed security whose underlying collateral is typically a portfolio of bonds or bank loans. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation ("CBO"). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation ("CLO"). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs, similar to other asset-backed securities, are subject to prepayment risk.

F. FORWARD FOREIGN CURRENCY CONTRACTS:

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included on the Schedule of Forward Foreign Currency Contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Schedule of Forward Foreign Currency Contracts.

For the fiscal year-to-date period (November 1, 2013 through July 31, 2014), the amount of notional values of forward foreign currency contracts opened and closed were $46,714,777 and $26,282,213, respectively.

G. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions.

                                 3. LITIGATION

The Fund has entered into a settlement of the previously-reported class action lawsuit filed by Lehman Brothers Special Finance, Inc. in the United States Bankruptcy Court for the Southern District of New York (the "Class Litigation"). The settlement fully disposes of all outstanding claims asserted against the Fund and the Fund is no longer a party to the Class Litigation.

ITEM 2. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       First Trust Strategic High Income Fund II
              ---------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 19, 2014
     ----------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 19, 2014
     ----------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: September 19, 2014
     ----------------------

* Print the name and title of each signing officer under his or her signature.